UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 05, 2025

BIRDIE WIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-259112	38-4179726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 8, 6/F, Wayson Commercial Building,

28 Connaught Road West, Hong Kong

(Address of principal executive offices & zip code)

(+86) 13824472731

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Birdie Win Corporation (the “Company”) announces that it has initiated preliminary discussions with Zhongshen Lidong (Shenzhen) Technology Co., Ltd. (Zhongshen Lidong), a China-based high-tech enterprise engaged in lithium battery research, development, manufacturing, and sales.

Zhongshen Lidong focuses on developing and delivering advanced lithium battery solutions for global electric two-, three-, and four-wheeled light vehicles. The company is led by one of China’s earliest industrialized lithium battery R&D teams, known for pioneering disruptive technologies and a robust portfolio of proprietary patents. Its leadership team, headed by Chairman Yang Tao and General Manager Lou Kun, has an average of 20 years of industry experience and has received multiple national and provincial science and technology awards. In partnership with China’s National Engineering Laboratory for Power Sources and Key Materials, the company has introduced a new “The 4th-gen full-dimensional battery product technology” that redefines lithium battery standards for light EVs. Its core product features a “zero thermal runaway” automotive-grade cell certified under both GB38031-2020 and GB43854-2024 standards, enabling unmatched safety, rapid 8-minute charging, reliable performance across -30°C to 65°C, and up to 3,000 charging cycles—effectively matching the lifespan of the vehicles it powers. Zhongshen Lidong holds more than 200 Chinese battery-related patents, including 60 invention patents covering nanomaterials, sodium-ion, and solid-state battery technologies.

These discussions are exploratory in nature and intended to evaluate potential future opportunities. No binding agreements have been executed, and there can be no assurance that any transaction or collaboration will result. This initiative does not constitute a reverse merger, and there are no changes to the Company’s corporate structure. The Company will provide updates as appropriate should any material developments occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIRDIE WIN CORPORATION
(Name of Registrant)

Date: June 05, 2025

	By:	/s/ Yunyuan Chen
	Name:	Yunyuan Chen
	Title:	Chief Financial Officer, and Company Secretary